Exhibit 4.1
LEXINGTON REALTY TRUST,
Issuer,
CERTAIN SUBSIDIARIES OF LEXINGTON REALTY TRUST,
Subsidiary Guarantors,
and
U.S. BANK NATIONAL ASSOCIATION,
Trustee
FOURTH SUPPLEMENTAL INDENTURE
Dated as of December 31, 2008
5.45% Exchangeable Guaranteed Notes due 2027

FOURTH SUPPLEMENTAL INDENTURE
          THIS FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), is entered into as of December 31, 2008, among LEXINGTON REALTY TRUST, a Maryland real estate investment trust (the “Issuer”), CERTAIN SUBSIDIARIES OF THE ISSUER SIGNATORIES HERETO (including subsidiaries of the Issuer subsequently becoming guarantors, the “Subsidiary Guarantors” or the “Guarantors”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at 100 Wall Street, Suite 1600, New York, New York 10005.
          WHEREAS, the Issuer, the Guarantors and the Trustee entered into that certain Indenture dated as of January 29, 2007 (the “Original Indenture”), relating to the Issuer’s unsecured debt securities authenticated and delivered under the Original Indenture;
          WHEREAS, pursuant to Section 301 of the Original Indenture, the Issuer, the Guarantors and the Trustee established the terms of a series of Securities entitled the “5.45% Exchangeable Guaranteed Notes due 2027” of the Issuer in respect of which the Parent Guarantor and the Subsidiary Guarantors are guarantors (the “Notes”) pursuant to that First Supplemental Indenture dated as of January 29, 2007 among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture”);
          WHEREAS, pursuant to Section 2.02 of the First Supplemental Indenture and Section 303 of the Original Indenture, the Issuer, the Guarantors and the Trustee increased the aggregate principal amount of the Notes by the issuance of Additional Notes pursuant to that Second Supplemental Indenture dated as of March 9, 2007 among the Issuer, the Guarantors and the Trustee (the “Second Supplemental Indenture”);
          WHEREAS, pursuant to Section 901(9) of the Original Indenture, the Issuer, the Guarantors and the Trustee amended certain provisions of the Indenture to correct a provision in the Indenture which was defective or inconsistent with any other provision therein pursuant to that Third Supplemental Indenture dated as of June 19, 2007 among the Issuer, the Guarantors and the Trustee (the “Third Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”);
          WHEREAS, pursuant to Section 901(1) of the Original Indenture, the Issuer, the Guarantors and the Trustee may, without the consent of the Holders, amend certain provisions of the Indenture to evidence the succession of another Person to the Issuer and the assumption by any such successor of the covenants of the Issuer, therein and in the Securities;
          WHEREAS, under the Indenture, The Lexington Master Limited Partnership, a Delaware limited partnership (the “MLP”) was the Issuer of the Notes.
          WHEREAS, the MLP is to be merged with and into LXP on the date of this Supplemental Indenture (the “Merger”), with LXP being the surviving entity (the “Surviving Entity”);

          WHEREAS, Section 801 of the Indenture requires that the Surviving Entity expressly assume by a supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest, if any, (including all additional amounts, if any, payable pursuant to Section 1011 of the Indenture) on all the Securities and the performance of every covenant of the Indenture on the part of the MLP to be performed or observed; and
          WHEREAS, the Issuer, the Guarantors and the Trustee have duly authorized the execution and delivery of this instrument to amend the Indenture as set forth herein and have done all things necessary to make this instrument a valid agreement of the parties hereto, in accordance with its terms.
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer, the Guarantors and the Trustee agree as follows:
ARTICLE ONE
DEFINITIONS
          Section 1.1 Definitions. Capitalized terms used in this instrument and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
ARTICLE TWO
ASSUMPTION OF OBLIGATIONS
          Section 2.1 Assumption of Indenture Obligations. The Surviving Entity hereby assumes the due and punctual payment of the principal of (and premium, if any) and interest, if any, (including all additional amounts, if any, payable pursuant to Section 1011 of the Indenture) on all the Securities and the performance of every covenant of the Indenture on the part of the MLP to be performed or observed.
ARTICLE THREE
MISCELLANEOUS
          Section 3.1 Relation to Original Indenture. This Fourth Supplemental Indenture supplements the Indenture, and shall be a part and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Indenture, and the Securities issued thereunder shall continue in full force and effect.
          Section 3.2 Concerning the Trustee. The Trustee shall not be responsible for any recital herein (other than as they appear and as they apply to the Trustee) as such recitals shall be taken as statements of the Issuer and the Guarantors, or the validity of the execution by the Issuer or the Guarantors of this Fourth Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.
          Section 3.3 Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

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          Section 3.4 Counterparts. This instrument may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
          Section 3.5 Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of New York.
[signature pages follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the day and year first above written.

LEXINGTON REALTY TRUST, as Issuer of the Notes

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEPERCQ CORPORATE INCOME FUND II L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

NET 3 ACQUISITION L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

ACQUIPORT LSL GP LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Executive Vice President

LEX GP-1 TRUST, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEX LP-1 TRUST, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON BCBS L.L.C., a South Carolina limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON CARROLLTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON CHELMSFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON CONTRIBUTIONS INC., a Delaware corporation, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON DOVER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON FORT STREET TRUST, a New York grantor trust, as a Subsidiary Guarantor

By:		Lexington Fort Street Trustee LLC, its trustee, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior President

LEXINGTON FOXBORO I LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON FOXBORO II LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON HIGH POINT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON LOS ANGELES MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON MILLINGTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON MINNEAPOLIS LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership

By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON MULTI-STATE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP Multi-State Holdings Manager LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON OC LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., its managing member, a Delaware limited partnership

By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON OLIVE BRANCH LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		Lexington Olive Branch Manager LLC, its managing member, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON OLIVE BRANCH MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON REALTY ADVISORS, INC., a Delaware corporation, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON SOUTHFIELD LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON TENNESSEE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON TEXAS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP Texas Holdings Manager LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON TIC OK HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington TIC OK LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON TOYS II TRUST, a New York grantor trust, as a Subsidiary Guarantor

By:	Lexington Toy Trustee LLC, its trustee, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON WALLINGFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON WAXAHACHIE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON WAXAHACHIE MANAGER LLC, its sole general partner, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP GP, LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP I TRUST, a Delaware statutory trust, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP II, INC., a Delaware corporation, as a Subsidiary Guarantor

By:		/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP I, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:		LXP I Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP II, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:		LXP II Inc., its sole general partner, a Delaware corporation

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP ISS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP ISS Manager LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP MEMORIAL L.L.C., a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP REALTY INCOME FUND L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP RIF Manager LLC, its sole general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., its sole general partner, a Delaware limited partnership

By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

SAVANNAH WATERFRONT HOTEL LLC, a Georgia limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership

By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

UNION HILLS ASSOCIATES, an Arizona general partnership, as a Subsidiary Guarantor

By:	Union Hills Associates II, its managing general partner, an Arizona general partnership

By:	Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

UNION HILLS ASSOCIATES II, its managing general partner, an Arizona general partnership, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON COLLIERVILLE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Colliverville Manager LLC, its general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON COLLIERVILLE MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON WESTPORT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON SUGARLAND MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LEXINGTON EURO HOLDINGS LTD., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

LXP ADVISORY LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

WESTPORT VIEW CORPORATE CENTER L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Westport Manager LLC, its general partner, a Delaware limited liability company

	By:	/s/ Joseph S. Bonventre

Name: Joseph S. Bonventre
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:		/s/ William G. Keenan

	Name:	William G. Keenan
	Title:	Vice President